UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2023

WHEELS UP EXPERIENCE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39541	98-1617611
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 West 26th Street, Suite 900
New York, New York	10001
(Address of principal executive offices)	(Zip Code)

(212) 257-5252

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	UP	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	UP WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.

On March 1, 2023, Wheels Up Experience Inc., a Delaware corporation (“Wheels Up” or the “Company”), announced that it is consummating a restructuring plan (the “Plan”) as part of the Company’s previously announced focus on delivering Adjusted EBITDA profitability in 2024. The Plan is intended to streamline the Company’s organization and reduce headcount in areas of the business that do not directly impact the Company’s operations or its customers’ experience. Excluded from these actions were key operationally focused employee groups such as pilots, maintenance and operations-support personnel. Decisions related to these actions are subject to local law, existing contractual requirements, other legal considerations and the Company’s on-going business needs.

Under the Plan, the Company expects to realize run-rate savings of approximately $30 million on an annualized basis, to be primarily reflected as a reduction in cash expenditures as part of the Company’s sales and marketing and general and administrative (“SG&A”) costs relative to the Company’s SG&A costs for the third quarter of 2022 on an annualized basis. The effects of these savings relative to the Company’s results for the third quarter of 2022 are expected to be reflected in the Company’s results for the second quarter of 2023, following the substantial implementation of the Plan, and includes certain discrete actions taken by the Company in the fourth quarter of 2022 (the “Q4 Actions”) prior to the Company’s commitment to taking the actions announced today.

The Company estimates that it will incur approximately $14 million in total pre-tax charges in connection with the Plan, approximately $7 million of which were incurred to-date and in connection with the Q4 Actions, and approximately $7 million of which are expected to be substantially incurred by the end of the first quarter of 2023. These charges primarily relate to severance payments, employee benefits, and share-based compensation. The Company expects that approximately $8 million to $9 million of total pre-tax charges under the Plan will be in the form of one-time cash expenditures, approximately $2 million of which were incurred to-date and in connection with the Q4 Actions, and the remainder of which are expected to be incurred in the future.

The actions associated with the employee restructuring under the Plan are currently expected to be substantially complete by the end of the first quarter of 2023, subject to local law, existing contractual requirements and other legal considerations.

The estimates of the charges and expenditures that the Company expects to incur in connection with the Plan, and the timing thereof, are subject to a number of assumptions, including local law requirements in various jurisdictions, and actual amounts may differ materially from estimates. In addition, the Company may incur other charges or cash expenditures not currently contemplated due to unanticipated events that may occur, including in connection with the implementation of the Plan.

Item 7.01 Regulation FD

On March 1, 2023, Kenneth Dichter, the Company’s Chief Executive Officer, sent a communication to Company employees. A copy of the communication is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Incorporation by Reference

The information in this Current Report on Form 8-K and Exhibit 99.1 is being furnished to the U.S. Securities and Exchange Commission (“SEC”) pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

***

Forward-Looking Statements

This Current Report on Form 8-K and Exhibit 99.1 furnished herewith contain certain “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside of the control of Wheels Up that could cause actual results to differ materially from the results discussed in the forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions or strategies of Wheels Up regarding the future, including, without limitation, statements regarding: (i) the impact of Wheels Up’s cost reduction efforts on its business and results of operations, including the timing and magnitude of such expected reductions and any associated expenses; (ii) Wheels Up’s ability to maintain cost discipline; and (iii) Wheels Up’s ability to achieve positive Adjusted EBITDA pursuant to the schedule that it has announced. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that statement is not forward-looking. Factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in the Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC by Wheels Up on March 10, 2022, and other documents filed by Wheels Up from time to time with the SEC. In addition, these risks and uncertainties include, among other things, the risk that the restructuring costs and charges announced herein may be greater than anticipated; the risk that the Company’s restructuring efforts may adversely affect the Company’s internal programs and the Company’s ability to recruit and retain skilled and motivated personnel, and may be distracting to employees and management; the risk that the Company’s restructuring efforts may negatively impact the Company’s business operations and reputation with or ability to serve its members and/or customers; and the risk that the Company’s restructuring efforts may not generate their intended benefits to the extent or as quickly as anticipated. Moreover, Wheels Up operates in a very competitive and rapidly changing environment. New risks and uncertainties arise from time to time, and it is impossible for Wheels Up to predict these events or how they may affect the Company. You are cautioned not to place undue reliance upon any forward- looking statements, which speak only as of the date made, and Wheels Up undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, changes in expectations, future events or otherwise. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Wheels Up does not give any assurance that it will achieve its expectations.

Non-GAAP Financial Measures

This Current Report on Form 8-K and Exhibit 99.1 furnished herewith include references to Adjusted EBITDA, which is a non-GAAP financial measure. Non-GAAP financial measures are an addition, and not a substitute for or superior to, measures of financial performance prepared in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”) and should not be considered as an alternative to net income (loss), operating income (loss) or any other performance measures derived in accordance with U.S. GAAP. Wheels Up believes that these non-GAAP financial measures of financial results provide useful supplemental information to investors about Wheels Up. However, there are a number of limitations related to the use of these non-GAAP financial measures and their nearest U.S. GAAP equivalents, including that they exclude significant expenses that are required by U.S. GAAP to be recorded in Wheels Up’s financial measures. In addition, other companies may calculate non-GAAP financial measures differently, or may use other measures to calculate their financial performance, and therefore, Wheels Up’s non-GAAP financial measures may not be directly comparable to similarly titled measures of other companies. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP financial measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations.

For more information on Adjusted EBITDA and other non-GAAP financial measures used by the Company, see the section titled “Non-GAAP Financial Measures” included in Part I, Item 2 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022, which was filed with the SEC on November 9, 2022.

Item 9.01.     Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit Number	Description
99.1	Message to Wheels Up Experience Inc. employees from Kenneth Dichter on March 1, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELS UP EXPERIENCE INC.

Date: March 1, 2023	By:	/s/ Kenneth Dichter
		Name:	Kenneth Dichter
		Title:	Chief Executive Officer